SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           The Asia Tigers Fund, Inc.
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration No.:

          ______________________________________________________________________

     (3)  Filing party:

          ______________________________________________________________________

     (4)  Date filed:

          ______________________________________________________________________

                           THE ASIA TIGERS FUND, INC.

                 Oppenheimer Tower, One World Financial Center,
                  200 Liberty Street, New York, New York 10281





                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                 January 9, 1998


To the Stockholders:

     The Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") will be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 20, 1998, at 9:00 a.m., for the purposes of considering and voting upon:

     1. The election of directors (Proposal 1).

     2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1998 (Proposal 2).

     3. Any other business that may properly come before the meeting.

     The close of business on January 2, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                        By Order of the Board of Directors,


                                        /s/ Robert I. Kleinberg
                                        Robert I. Kleinberg
                                        Secretary


TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  Registration

     Corporate Accounts                                 Valid Signature
     (1)   ABC Corp. .................................. ABC Corp.
     (2)   ABC Corp. .................................. John Doe, Treasurer
     (3)   ABC Corp. c/o John Doe, Treasurer........... John Doe
     (4)   ABC Corp. Profit Sharing Plan .............. John Doe, Trustee

     Trust Accounts
     (1)   ABC Trust................................... Jane B. Doe, Trustee
     (2)   Jane B. Doe, Trustee u/t/d/ 12/28/78........ Jane B. Doe


     Custodial or Estate Accounts
     (1)   John B. Smith, Cust.
           f/b/o John B. Smith, Jr. UGMA .............. John B. Smith
     (2)   John B. Smith............................... John B. Smith, Jr.,
                                                        Executor

                           THE ASIA TIGERS FUND, INC.

                 Oppenheimer Tower, One World Financial Center,
                  200 Liberty Street, New York, New York 10281


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Asia Tigers Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 20, 1998 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 9, 1998. The Fund's annual report containing financial statements for the fiscal year ended October 31, 1997 is available, free of charge, by contacting Advantage Advisers, Inc. at the address listed below or by calling 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors and FOR Proposal 2. The close of business on January 2, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 20,514,984 shares of Common Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

     Advantage Advisers, Inc. ("Advantage"), whose principal business address is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager. Barclays Global Investors International Inc. ("BGI"), whose principal business address is Tower 49, 12 East 49th Street, New York, New York 10017, is the Fund's investment adviser.

     On November 4, 1997, CIBC Wood Gundy Securities Corp., the broker-dealer subsidiary of The Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, Inc., the indirect parent company of Oppenheimer & Co., Inc. and Advantage. Oppenheimer & Co., Inc. ("OpCo") is now CIBC Oppenheimer Corp. ("CIBC OpCo"). Robert A. Blum, who previously served as a director of the Fund, resigned from the Board of Directors effective November 3, 1997 in order for the Fund's Board of Directors to be in compliance with Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") upon completion of the transaction.

                        Proposal 1: Election of Directors

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class III Directors to hold office until the 2001 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the Class I and the Class II Directors expire at the Annual Meetings of Stockholders in 1999 and 2000, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the nominees has been previously elected to the Board of Directors by shareholders.

     The following table provides information concerning the nominees for election as directors:


                                                                                                          Shares of Common Stock
                                                                                                             Beneficially Owned,
Nominees and Principal Occupations                                                                      Directly or Indirectly, on
During the Past Five Years                                       Director Since         Age                 January 1, 1998 (A)
----------------------------------------------------------------------------------------------------------------------------------
Nominees to serve until the year 2001
  Annual Meeting of Stockholders
Alan H. Rappaport*, Chairman; Managing                               1993                44                           1,000
  Director, CIBC Oppenheimer Corp; Director
  and President, Advantage Advisers, Inc.

Charles F. Barber, Chairman of Audit Committee;                      1993                80                           1,000
  Consultant; formerly Chairman of the Board,
ASARCO Incorporated.
----------------------------------------------------------------------------------------------------------------------------------

     The following table provides information concerning the directors serving until the 1999 and 2000 Annual Meetings of Stockholders:


                                                                                                          Shares of Common Stock
                                                                                                             Beneficially Owned,
Nominees and Principal Occupations                                                                      Directly or Indirectly, on
During the Past Five Years                                       Director Since         Age                 January 1, 1998 (A)
----------------------------------------------------------------------------------------------------------------------------------
Director serving until the year 1999
  Annual Meeting of Stockholders
Leslie H. Gelb, Member of the Audit Committee;                       1994                60                               0
  President, The Council on Foreign Relations
  (1993-Present); Columnist (1991-1993), Deputy
  Editorial Page Editor (1986-1990) and Editor,
  Op-Ed Page (1988-1990), The New York Times.

Directors serving until the year 2000
  Annual Meeting of Stockholders
Jeswald W. Salacuse, Member of Audit Committee,                      1993                59                             310
  Henry J. Braker Professor of Commercial Law,
  The Fletcher School of Law & Diplomacy Tufts
  University (1990-present);Dean, The Fletcher School
  of Law & Diplomacy, Tufts University (1986-1994).

------------------


* "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of a relationship with Advantage.

(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.


     Each of Messrs. Gelb, Salacuse, Rappaport and Barber serves as a director of certain other U.S. registered investment companies, as described below. Mr. Barber is a director of one other registered investment company advised by Advantage, six registered investment companies coadvised by Value Advisors LLC ("Value Advisors") and Salomon Brothers Asset Management Inc ("SBAM") and eight other registered investment companies advised by SBAM. In addition, Mr. Barber serves as a director of Min Ven Inc. Messrs. Gelb and Salacuse are directors of four other registered investment companies advised by Value Advisors and SBAM, one other investment company advised by Value Advisors and OpCap Advisors and one other registered investment company advised by Advantage. Mr. Salacuse is a director of three other registered investment companies advised by SBAM. Mr. Rappaport is a director of two other registered investment companies advised by Advantage.

     At January 1, 1998, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 20,270,933 shares, equal to 98.8% of the outstanding shares of the Fund.

 The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Rappaport, the current executive officers of the Fund are:



          Name                   Office             Age           Since
        ---------------------------------------------------------------
        Robert A. Blum           President           36            1993
                                 and Assistant
                                 Secretary

        Dennis E. Feeney         Treasurer           45            1993

        Robert I. Kleinberg      Secretary           60            1993


     Mr. Blum is Managing Director, CIBC OpCo (1994-Present) and Associate General Counsel, CIBC OpCo. Mr. Blum previously served as Senior Vice President (1991-1994), CIBC OpCo. Mr. Feeney is Managing Director (1995-Present) and Chief Financial Officer (1994-Present), CIBC OpCo. Mr. Feeney previously served as Controller of CIBC OpCo (1986-1994). Mr. Kleinberg is also Managing Director, Secretary and General Counsel of CIBC OpCo and Director and Secretary of Advantage. Messrs. Rappaport, Blum, Kleinberg and Feeney also serve as officers of various other registered investment companies advised by Advantage.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met 2 times during the year ended October 31, 1997. The Fund has no nominating or compensation committees.

     During the fiscal year ended October 31, 1997, the Board of Directors met 7 times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he or she was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage and/or BGI. The following table provides information concerning the approximate compensation paid during the year ended October 31, 1997 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the year ended October 31, 1997 by the Fund to Mr. Rappaport, who as an officer or employee of Advantage and CIBC OpCo, is an interested person as defined under the 1940 Act.

                                           Total Compensation
                                            from Other Funds      Total Compensation
                            Aggregate         Co-Advised by        from Other Funds
                          Compensation       Advantage and            Advised by
Name of Director            from Fund            BGI(B)              Advantage (C)        Total Compensation
----------------          ------------     -------------------    -------------------     ------------------
                                            Directorships (A)      Directorships (A)       Directorships (A)
Leslie H. Gelb               $9,050             $8,600(1)              $40,100(5)              $57,750(7)
Jeswald W. Salacuse          $9,150             $8,600(1)              $41,700(5)              $59,450(7)
Charles F. Barber            $9,250             $8,600(1)              $51,200(6)              $69,050(8)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

(B) Includes one registered investment company for which BGI no longer serves as an investment adviser.

(C) Includes for Messrs. Gelb, Salacuse and Barber, five, five and six registered investment companies, respectively, for which Advantage no longer serves as an investment adviser, effective November 4, 1997.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage, BGI, and their respective directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended October 31, 1997.

Required Vote

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.


        Proposal 2: Ratification of Selection of Independent Accountants

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the year ending October 31, 1998. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at October 31, 1997 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

Required Vote

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

     CIBC Oppenheimer Corp. serves as the Fund's administrator. The address of CIBC OpCo is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281. CIBC OpCo subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1999 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 11, 1998.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and CIBC OpCo or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

January 9, 1998

                           THE ASIA TIGERS FUND, INC.

               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 20, 1998
               This Proxy is Solicited on Behalf of the Directors


     The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, February 20, 1998, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 9, 1998 and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including all nominees for Director) and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?


----------------------------                    --------------------------------

----------------------------                    --------------------------------

----------------------------                    --------------------------------


                    (Continued, and to be signed and dated, on the reverse side)

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 (including all nominees for Directors) AND 2.

1. Election of Directors

              |_| FOR                              |_| WITHHOLD AUTHORITY
                  the nominees listed below            to vote for the nominees

                                                   |_| EXCEPTIONS

2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1998.

              |_| FOR           |_| AGAINST        |_| ABSTAIN


(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name).

Nominees to serve until 2001 Annual Meeting: Alan H. Rappaport, Charles F.
Barber

3.   Any other business that may properly come before the meeting.

4.   [ ] I will be attending the meeting.

[ ]  Change of Address and/ or Comments Mark Here


                                       Note: Please sign exactly as your name
                                       appears on this Proxy. If joint owners,
                                       EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                       Date ____________________________, 1998

                                       _______________________________________

                                       _______________________________________


                                         Signature(s), Title(s), if applicable



                                       Please Sign, Date and Return the Proxy
                                       Promptly Using the Enclosed Envelope.

                                       Votes MUST be indicated (x) in
                                       Black or Blue ink.                 [x]